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                                                                    EXHIBIT 10.4

                   SELECTICA, INC. 1999 EQUITY INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

            You have been granted the following option to purchase Common Stock of Selectica, Inc. (the "Company"):

            Name of Optionee:                  STEPHEN BENNION

            Total Number of Shares Granted:    300,000

            Type of Option:                    Nonstatutory Stock Option

            Exercise Price Per Share:          $2.56

            Date of Grant:                     DECEMBER 11, 2002

            Vesting Commencement Date:         DECEMBER 11, 2002

            Vesting Schedule:                  This option becomes exercisable
                                               with respect to 1/36 of the
                                               shares subject to this option
                                               when you complete each month of
                                               continuous service following the
                                               Vesting Commencement Date. In
                                               the event of Involuntary Term-
                                               ination (as defined in the Plan)
                                               within 12 months following a
                                               Change in Control (as defined
                                               in the Plan), this option
                                               becomes vested and exercisable
                                               in full.


            Expiration Date:                   December 10, 2012

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1999 Equity Incentive Plan (the "Plan") and the Stock Option Agreement, both of which are attached to and made a part of this document. By your signature below, you agree that this option represents the only option that you are eligible to receive pursuant to the employment agreement between you and the Company dated January 1, 2003, and that any previous documentation to evidence this option that may have been provided to you is herby superseded in its entirety.

OPTIONEE:                               SELECTICA, INC.


/s/ STEPHEN BENNION                     By: /s/ SANJAY MITTAL
----------------------------               -------------------------------------
                                        Title: Chief Executive Officer